SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, For Use of the Commission
                                                              Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material Under Rule 14a-12



                        SOUTHERN FINANCIAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]   No fee required.

    [ ]   Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

    (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5)   Total fee paid:

--------------------------------------------------------------------------------
    [ ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)   Amount previously paid:

--------------------------------------------------------------------------------
    (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3)   Filing Party:

--------------------------------------------------------------------------------
    (4)   Date Filed:

--------------------------------------------------------------------------------

                   [LOGO OF SOUTHERN FINANCIAL BANCORP, INC.]


                        SOUTHERN FINANCIAL BANCORP, INC.



Dear Shareholders:


         You are cordially invited to attend the Annual Meeting of Shareholders of Southern Financial Bancorp, Inc. (the "Company"), which will be held on April 27, 2000 at 2:00 p.m., at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia 20186.

         At the Meeting, four directors of the Company will be elected for a term of three years, and one director will be elected for a term of one year. Shareholders also will vote to ratify the designation of KPMG LLP as the Company's auditors for the year 2000. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed form of proxy. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                           Sincerely yours,

                                           /s/ Georgia S. Derrico

                                           GEORGIA S. DERRICO
                                           Chairman and
                                           Chief Executive Officer


Warrenton, Virginia
March 27, 2000

                        SOUTHERN FINANCIAL BANCORP, INC.
                                37 E. Main Street
                            Warrenton, Virginia 20186

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock, par value $.01 per share, of Southern Financial Bancorp, Inc. (the "Company"), will be held at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia, on April 27, 2000 at 2:00 p.m., for the following purposes:

         1. To elect four directors to serve on the Company's Board of Directors for a term of three years, or until their successors are elected and qualify;

         2. To elect one director to serve on the Company's Board of Directors for a term of one year, or until his successor is elected and qualifies;

         3. To ratify the designation by the Board of Directors of KPMG LLP as auditors for the fiscal year ending December 31, 2000; and

         4. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on February 24, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                              By Order of the Board of Directors

                                              /s/ Richard Steele

                                              Richard Steele
                                              Secretary

Warrenton, Virginia
March 27, 2000

________________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
________________________________________________________________________________

                        SOUTHERN FINANCIAL BANCORP, INC.

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 2000


                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, par value $.01 per share ("Common Stock"), of Southern Financial Bancorp, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the Annual Meeting of Shareholders to be held on April 27, 2000 at 2:00 p.m. at the Fauquier Springs Country Club, Springs Road, Warrenton, Virginia (the "Annual Meeting"), and at any adjournment thereof.

         The principal executive offices of the Company are located at 37 E. Main Street, Warrenton, Virginia 20186, telephone (540) 349-3900. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Company's soliciting materials) are being mailed to the Company's shareholders is March 27, 2000. The cost of soliciting proxies will be borne by the Company.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with Shanna Banks, Shareholder Relations, Southern Financial Bancorp, Inc., 37 E. Main Street, Warrenton, Virginia 20186; (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

         Only shareholders of record of Common Stock at the close of business on February 24, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,666,196 shares of Common Stock issued and outstanding and 564 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Company had 13,621 shares of preferred stock issued and outstanding at the Record Date. Holders of preferred stock are not entitled to notice of, or to vote at, the Annual Meeting.

         As of the Record Date, directors and executive officers of the Company and their affiliates, as a group, owned beneficially a total of 567,865 shares of Common Stock, or approximately 21.4% of the shares of Common Stock outstanding on such date. Directors and executive officers of the Company have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Since the election of directors is determined by a plurality vote, abstentions will not affect such election.

         A broker who holds shares in street name has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker non-vote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter.


                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualify. One class of directors is elected annually. Four directors are to be elected at the Annual Meeting to serve for a term of three years, and one director is to be elected to serve a term of one year. Richard E. Smith, who was appointed to the Board in December 1999, is being presented to the shareholders as a nominee for the first time.

         The Board acts as a nominating committee for selecting the nominees for election as directors. The nominating committee delivers written nominations to the Secretary of the Company at least 20 days prior to the date of the Annual Meeting. The Board has no reason to believe that any of the nominees will be unavailable to serve as a director if elected. Seven other directors have been elected to terms that end in either 2001 or 2002, as indicated below.

         The Company's Bylaws provide, however, that shareholders entitled to vote for the election of directors may name nominees for election to the Board. Under the Company's Bylaws, notice of a proposed nomination meeting certain specified requirements must be received by the Company not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders. Based upon an anticipated date of April 27, 2001 for the 2001 annual meeting of shareholders, the Company must receive any notice of a proposed nomination no later than February 26, 2001 and no earlier than January 27, 2001.

         The Company's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Company's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder's beneficial ownership of the Company's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder's nomination should not be brought before the Annual Meeting and that such nominee shall not be eligible for election as a director of the Company.

         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

                 NOMINEE FOR ELECTION FOR TERM EXPIRING IN 2001

                                                                                            Year First
            Name; Age; Principal Occupation for Past Five Years;                            Elected as
                  and Directorships in Public Corporations                                   Director
Richard E. Smith          74, Retired Colonel,  U.S. Marine Corps; CEO and Chairman,             --
                          MANNA  Financial  Services,   a   broker-dealer/investment
                          advisory  company founded by him in 1961; and Owner,  Reed
                          Insurance Agency; having served as a founding director and
                          Chairman  of the Board for The  Horizon  Bank of  Virginia
                          ("Horizon"),  which merged into  Southern  Financial  Bank
                          (the "Bank") on October 1, 1999, from 1989 to 1999; having served as a  director  of  Guaranty  Bank & Trust Co.  and
                          Riggs National Bank of Virginia.

                 NOMINEES FOR ELECTION FOR TERM EXPIRING IN 2003

                                                                                            Year First
            Name; Age; Principal Occupation for Past Five Years;                            Elected as
                  and Directorships in Public Corporations                                   Director
John C. Belotti           63,  President and co-owner,  Bee & H Electric  Company in           1999
                          Fairfax, Virginia; having served as a founding director of
                          Horizon  from 1989 to 1999 and Vice  Chairman of the Board of Horizon from 1998 to 1999.

Neil J. Call              66, Executive Vice President,  MacKenzie Partners, Inc., a           1986
                          New York financial consulting company,  since 1990; having served as Executive Vice President,  D.F. King & Co., Inc.
                          from 1986 to 1990; and Executive Vice President,  Finance,
                          Gulf and Western Industries prior thereto.

David de Give             57,  Senior  Vice  President  of the  Company  since 1992;           1986
                          having been a cattle  breeder and  private  investor  from
                          1989  to  1992;  having  served  as  President,  Newmarket
                          Capital Corp., a mortgage company,  from 1986 to 1989; and
                          Vice President in charge of U.S.  Funding,  Chemical Bank, prior thereto.

R. Roderick Porter        54,  President and Chief Operating  Officer of the Company           1986
                          since April  1998;  having been  President,  FX  Concepts,
                          Ltd., an international money management firm, from 1994 to
                          1998;  having served as Managing  Director,  West Capital,
                          Inc.,  a real  estate  advising  firm,  from 1992 to 1994;
                          Chairman, Newmarket Capital Corp., a mortgage company; and
                          Principal of Morgan Stanley prior thereto.

              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 2001

                                                                                            Year First
            Name; Age; Principal Occupation for Past Five Years;                            Elected as
                  and Directorships in Public Corporations                                   Director
Fred L. Bollerer          57,  President and Chief Executive  Officer of the Potomac           1999
                          Knowledge  Way Project  since  January  1998;  having been
                          President and Chief Executive  Officer of Riggs Bank, N.A.
                          from  1993 to 1997;  and  Chairman  of the Board and Chief
                          Executive Officer of First American Bank of Virginia prior thereto.



                                      -4-

Georgia S. Derrico        55, Chairman of the Board and Chief  Executive  Officer of           1986
                          the  Company  since  1986;  having  served as Senior  Vice
                          President,   Chief   Administrative  and  Credit  Officer,
                          Multinational  Division,  District  Head of Chemical  Bank
                          prior thereto. Other directorship: Oneida Ltd.

John L. Marcellus, Jr.    77, Retired  President and Chairman of the Board,  Oneida,           1986
                          Ltd.,   a   silverware    manufacturing   company.   Other
                          directorship: Kuhlman Corporation.

              INCUMBENT DIRECTORS SERVING FOR TERM EXPIRING IN 2002

                                                                                            Year First
            Name; Age; Principal Occupation for Past Five Years;                            Elected as
                  and Directorships in Public Corporations                                   Director
Alfonso G.                67, Former  Executive  Vice  President,  Regional  General           1999
Finocchiaro               Manager and CEO  (Americas),  Banco Portugues do Atlantico
                          from  1978  to  1997;  having  been  President  and  Chief
                          Executive Officer of Connecticut Bank  International  from
                          1977 to 1978;  and Vice  President  of Chemical  Bank from
                          1966 to 1977.

Virginia Jenkins          52, Owner, V. Jenkins Interiors and Antiques.                        1988

Michael P. Rucker         59, Executive with Caterpillar, Inc., a manufacturing company;       1991
                          Chairman of the Board, George H. Rucker Realty Corp., a real estate development company.

Robert P. Warhurst        61, President and co-owner of Merrifield  Garden Center in           1999
                          Merrifield  and  Fairfax,  Virginia;  having  served  as a founding director of Horizon from 1989 to 1999.

         In 1999, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings of all committees of the Board on which the director then served. Eight meetings of the Board were held during 1999.

Committees of the Board

         The Asset/Liability Management Committee has authority for policy formulation and administration of the Company's asset/liability management policies. The Asset/Liability Management Committee, which consists of Ms. Derrico and Messrs. Porter (Chairman), Belotti, Call, de Give, Finocchiaro, and Smith reports periodically to the Board on the interest sensitivity of the Company, including an analysis of the duration of the Company's assets, liabilities and contingent liabilities as well as the mortgage pipeline and a calculation of the duration of the Company's equity. The Asset/Liability

Management  Committee  met four times in 1999.  The  Asset/Liability  Management
Committee   frequently   discusses   policy   issues  by   teleconference   (see
"Compensation of Directors").

         The Credit Committee has authority and responsibility to oversee the prudent operation of the Company's lending function, including the ongoing qualitative review of the loan portfolio. The Credit Committee, which consists of Ms. Derrico and Messrs. Call (Chairman), Bollerer and Rucker, is responsible for insuring the development and maintenance of sound credit policies and procedures and an ongoing qualitative review of the loan portfolio. The Credit Committee met 14 times in 1999 and frequently discusses credit issues by teleconference (see "Compensation of Directors").

         The Audit Committee assists the Board in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the Company. The Audit Committee consists of Messrs. Call (Chairman), Bollerer, Finocchiaro and Marcellus and Ms. Jenkins and met three times in 1999.

         The Compensation Committee reviews the performance of, and establishes the compensation for, the executive officers of the Company. The Company's executive compensation programs are designed to retain and reward executives based upon (i) their individual performance and ability to lead the Company to achieving its goals and (ii) the Company's performance. The Compensation Committee consists of Messrs. Marcellus (Chairman), Finocchiaro (Co-Chairman), Call and Warhurst and Ms. Jenkins. The Compensation Committee met two times in 1999.

Senior Officers of the Company

         William Stevens, 55, joined the Bank in 1999 as Executive Vice President/Risk Management. From 1991 to 1999, Mr. Stevens served as a Senior Analyst in the Office of the Inspector General of the Federal Deposit Insurance Corporation. Prior to that he was an Executive Vice President at Riggs Bank, N.A. in Washington, D.C. where he managed the Bank's commercial real estate and single family lending activities. Before that, Mr. Stevens was President and COO of Anchor Mortgage Services, and he was a Senior Vice President at Chemical Bank from 1983 to 1987.

         Jackie Fitterer, 36, joined the Bank in 1999 as Senior Vice President/Loan Administrator when Horizon merged into the Bank. Ms. Fitterer began her career with Horizon in 1990 as the manager of the loan department and was promoted to Assistant Vice President/Loan Manager in 1991, to Vice President/Loan Administrator in 1992 and to Senior Vice President/Loan Administrator in 1997.

         David   Goldman,   52,   joined  the  Bank  in  1999  as  Senior   Vice
President/Branch Operations when Horizon was merged into the Bank. Mr. Goldman started his career in 1990 as Senior Vice President/ Cashier with Horizon.

         William H. Lagos, 49, joined the Bank in 1986 as Vice President. In 1993, he was promoted to Senior Vice President of Operations; in 1996, he became Senior Vice President/Controller.

         Linda W. Sandridge, 47, joined the Bank in 1987. In 1995, she was promoted to Vice President/Commercial Lending; in 1997, she was promoted to Senior Vice President/Commercial Lending.

         Richard Steele, 52, joined the Bank in 1999 as Senior Vice President. From 1993 to 1999, Mr. Steele was Senior Vice President of FX Concepts, Inc., an international money management firm based in New York. From 1989 to 1993, Mr. Steele was Director of Finance, Eli Lilly and Company, Geneva.

         Laura L. Vergot, 42, joined the Bank in 1989. In 1995, she was promoted to Vice President/Branch Development; in 1997, she was promoted to Senior Vice President/Branch Development, and she is currently Senior Vice President/Systems Administration.

Certain Relationships and Related Transactions

         Georgia S. Derrico, Chairman of the Board and Chief Executive Officer and a director of the Company, and R. Roderick Porter, President and Chief Operating Officer and a director of the Company, are married to each other.

         Some of the directors and officers of the Company are at present, as in the past, customers of the Company, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The balance of loans to directors, executive officers and their associates totaled $1,099,039 at December 31, 1999, or 3.8% of the Company's equity capital at that date.


                                 STOCK OWNERSHIP

         The following table lists those persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, as of December 31, 1999.

           Name and Address of                                         Number of             Percent
            Beneficial Owners                                          Shares(1)             of Class
            -----------------                                          ---------             --------
           Georgia S. Derrico (2)(3)                                    240,515                9.1%
           R. Roderick Porter
           2954 Burrland Lane
           The Plains, Virginia  20171

           Financial Institution Partners II, L.P. (4)                  178,800                6.7%
           Hovde Capital, L.L.C.
           Eric D. Hovde
           Steven D. Hovde
           1824 Jefferson Place, N.W.
           Washington, D.C.  20036

____________________
(1) Except as otherwise indicated, includes shares held directly, as well as shares held in retirement accounts or by certain family members or corporations over which the named individuals may be deemed to have voting or investment power.
(2)      Georgia S. Derrico and R. Roderick Porter are married to each other.

(3) Includes (a) 84,373 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 97,176 shares that Ms. Derrico may acquire pursuant to the exercise of stock options, (b) 23,404 shares of Common Stock and 4,039 shares of the Company's convertible preferred stock owned individually by Mr. Porter over which he has sole investment power and 25,000 shares that Mr. Porter may acquire pursuant to the exercise of stock options, and (c) 4,100 shares owned jointly by Ms. Derrico and Mr. Porter over which they have joint investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.
(4) As reported in a Schedule 13D filed with the Securities and Exchange Commission on October 25, 1999 by Financial Institution Partners II, L.P., Hovde Capital, L.L.C., Eric D. Hovde and Steven D. Hovde.
         According to the Schedule 13D, Hovde Capital, L.L.C., as General Partner of Financial Institution Partners II, L.P., and Eric D. Hovde and Steven D. Hovde, as managing members of Hovde Capital, L.L.C., may be deemed to have shared voting and investment powers over all such shares.


         The following table sets forth as of December 31, 1999 the beneficial ownership of Common Stock by all directors and nominees, each of the named executive officers, and directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by such person.

                                                                 Total Number             Percent of
         Name of Beneficial Owner                                of Shares (1)               Class
         ------------------------                                -------------               -----
         John C. Belotti                                             23,562                    *
         Fred L. Bollerer                                             2,000                    *
         Neil J. Call                                                41,495 (2)               1.6
         David de Give                                               82,868 (3)               3.1
         Georgia S. Derrico                                         240,515 (4)               9.1
         Alfonso G. Finocchiaro                                       5,192                    *
         Virginia Jenkins                                             2,275                    *
         William H. Lagos                                            30,548                   1.2
         John L. Marcellus, Jr.                                      15,808 (5)                *
         R. Roderick Porter                                         240,515 (4)               9.1
         Michael P. Rucker                                           80,396 (6)               3.0
         Richard E. Smith                                            29,000                   1.1
         Robert P. Warhurst                                          14,206                    *

         Directors and officers as a group (13
           persons)                                                 567,865                  21.4

___________________
* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1) The amounts in this column include shares of Common Stock with respect to which certain persons have the right to acquire beneficial ownership within 60 days after December 31, 1999 pursuant to the Company's 1993 Stock Option and Incentive Plan, as amended: Mr. de Give: 46,403 shares; Ms. Derrico: 97,176 shares; Mr. Lagos: 26,802 shares; Mr.
         Porter:  25,000  shares;  and the  directors  and  officers as a group:
         195,381 shares.
(2) Includes 35,529 shares of Common Stock and 4,354 shares of the Company's convertible preferred stock.
(3) Includes 2,353 shares owned by Mr. de Give's spouse over which she has sole voting and investment power.
(4) Includes (a) 84,373 shares owned individually by Ms. Derrico over which she has sole voting and investment power and 97,176 shares that Ms. Derrico may acquire pursuant to the exercise of stock options, (b) 23,404 shares of Common Stock and 4,039 shares of the Company's convertible preferred stock owned individually by Mr. Porter over which he has sole investment power and 25,000 shares that Mr. Porter may acquire pursuant to the exercise of stock options, and (c) 4,100 shares owned jointly by Ms. Derrico and Mr. Porter over which they have joint investment power. Ms. Derrico and Mr. Porter disclaim beneficial ownership of each other's shares.
(5) Includes 13,427 shares of Common Stock and 2,221 shares of the Company's convertible preferred stock.
(6) Includes 11,627 shares of Common Stock and 991 shares of the Company's convertible preferred stock owned by Michael Rucker, 5,973 shares of Common Stock and 2,402 shares of convertible preferred stock owned by Derek Rucker, 8,378 shares of Common Stock owned by Lucy Jones, 5,025 shares of Common Stock owned by Susan Jones Cooper, 4,832 shares of Common Stock owned by David Dodrill and 37,755 shares of Common Stock owned by Rucker Realty Corp. and persons associated with Rucker Realty Corp. The Company makes no representation as to whether any of these persons, individually or in any combination, share voting or investment power with any other person or with Rucker Realty with respect to their shares.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 1999, all filing requirements applicable to its executive officers and directors were complied with, except that (i) the Chief Executive Officer inadvertently filed late a report on Form 4 disclosing the exercise of a stock option and the corresponding acquisition of shares of Common Stock in June 1999 and (ii) each director who was first elected or appointed to the Board in 1999 inadvertently failed to file timely a report on Form 3 disclosing his beneficial ownership at the time that he became a director of the Company.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation

         The following table presents information relating to total compensation of the Chief Executive Officer and the other named executive officers of the Company for the years ended December 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                  Annual Compensation                       Long-Term Compensation
                                                  -------------------                       ----------------------
                                                                                       Securities
Name and                                                              Other Annual     Underlying        All Other
Principal Position             Year       Salary        Bonus       Compensation (1)   Options (#)    Compensation (2)
------------------             ----       ------        -----       ----------------   -----------    ----------------
Georgia S. Derrico             1999      $195,000      $240,000            --             10,000           $4,800
Chairman of the Board          1998       193,226       200,000            --             10,000            4,800
  and Chief Executive          1997       175,000       175,000            --             10,000            4,500
  Officer

R. Roderick Porter (3)         1999      $175,000       $72,000            --             15,000           $4,800
President and Chief            1998       100,000            --            --             10,000            2,505
  Operating Officer

William H. Lagos               1999      $100,000       $26,000            --              5,000           $1,200
Senior Vice President          1998        91,589        25,000            --              5,000            1,200
  and Controller               1997        87,125        12,500            --              8,000            2,913

________________________
(1) None of the named executive officers received Other Annual Compensation in excess of the lesser of $50,000 or 10% of combined salary and bonus for the years indicated.
(2) The amounts set forth in this column constitute matching contributions by the Company to the Company's 401(k) plan.
(3)      Mr. Porter joined the Company on April 1, 1998.

Option Grants in Last Fiscal Year

         The following table sets forth for the year ended December 31, 1999, the grants of stock options to the named executive officers:

                  OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1999

                                                                                            Potential Realizable
                                                                                              Value at Assumed
                                                                                            Annual Rates of Stock
                                                                                           Price Appreciation for
                                                Individual Grants(1)                             Option Term
                      -------------------------------------------------------------------- ------------------------
                                            Percent of
                          Number of        Total Options
                          Securities        Granted to
                          Underlying       Employees in     Exercise or
                           Options          Fiscal Year      Base Price     Expiration
Name                     Granted (#)          (%)(2)         ($/Share)         Date            5% ($)     10% ($)
----                     -----------          ------         ---------         ----            ------     -------
Georgia S. Derrico           10,000            10.87           21.00         02/02/09         342,068     544,686

R. Roderick Porter           15,000            16.30           21.00         02/02/09         513,102     817,029

William H. Lagos              5,000             5.43           21.00         02/02/09         171,034     272,343

_____________________
(1) Stock options were awarded at the fair market value of the shares of Common Stock at the date of award and are exercisable after February 2, 2000.
(2) Options to purchase 92,000 shares of Common Stock were granted to the Company's employees during the year ended December 31, 1999.

Option Exercises in Last Fiscal Year

         The following table sets forth information concerning each exercise of stock option during the fiscal year ended December 31, 1999 by each of the named executive officers and the year end value of unexercised options.

           AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 1999
                        AND FISCAL YEAR END OPTION VALUES

                                                                  Number of
                                                            Securities Underlying            Value of Unexercised
                                                             Unexercised Options             In-The-Money Options
                                                         at December 31, 1999 (#)(1)      at December 31, 1999 ($)(2)
                                                         ---------------------------      ---------------------------
                            Shares
                         Acquired on       Value
Name                     Exercise (#)   Realized ($)    Exercisable     Unexercisable    Exercisable    Unexercisable
----                     ------------   ------------    -----------     -------------    -----------    -------------
Georgia S. Derrico          4,840          34,848          87,176           10,000         368,786           (3)

R. Roderick Porter            --             --            10,000           15,000           (3)             (3)

William H. Lagos              --             --            21,802            5,000         35,924            (3)

____________________
(1)      Each of these Options relates to Common Stock.
(2) These values are based on $16.50, the closing price of Common Stock on December 31, 1999.
(3) None of the indicated options held by the named executive officers were in-the-money as of December 31, 1999.


Employment Agreements

         Ms. Derrico has an employment agreement with the Company. The agreement has an initial term of five years and will be extended for an additional year three times, beginning on December 31, 2000. Ms. Derrico's employment agreement provides that she will serve as the Chairman and Chief Executive Officer of the Company at an annual base salary of $195,000. Base salary increases and bonuses will be in the discretion of the Board. Under the employment agreement, Ms. Derrico will be entitled to participate in employee benefit plans, including the Company's stock option plans, on the same basis as other employees of senior executive status. If the Company terminates Ms. Derrico's employment without cause, or if Ms. Derrico resigns for "good reason" during the contract term, she will be entitled to salary and benefits for the remainder of the contract term and an amount equal to three times the highest bonus paid to her during the three calendar years that precede the date that her employment terminates. Under the employment agreement, "good reason" entitling Ms. Derrico to resign includes a change or reduction in Ms. Derrico's authority; a reduction in base salary, as the same may have been increased from time to time; the failure of the Company to provide her with substantially the same fringe benefits that have been provided heretofore; the failure of a successor corporation to assume the Company's obligations under the employment agreement; a failure to nominate her for re-election to the Board; or a material breach of the employment agreement by the Company. No additional compensation is payable to Ms. Derrico if there is a change of control of the Company.

         At any time after December 31, 2002, Ms. Derrico may resign and continue to receive her salary for 60 months, provided she agrees to remain Chairman of the Board and does not engage in any competitive business.

         Under the employment agreement, Ms. Derrico would not be entitled to any further compensation or benefits if the Company terminated the agreement for cause. Cause includes personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses that have no material detrimental effect on the Company) or final cease and desist order, or a material breach of any provision of the employment agreement.

         The Company entered into an employment agreement with Mr. Lagos in 1997 for a term of 18 months with automatic one-year extensions. If, during the term of the agreement, Mr. Lagos' employment is terminated in connection with or subsequent to a change of control of the Company by (i) the Company other than for cause or as a result of Mr. Lagos' death, disability or retirement, or (ii) Mr. Lagos for good reason (as provided in the agreement), Mr. Lagos shall be entitled to receive severance pay equal to 150% of the total cash compensation paid to him during the previous 12 months. The term "change in control" as used in his agreement shall refer generally to (i) the acquisition of 40% or more of the voting securities of the Company by any "person" or "group" (within the definition of Section 13(d) and 14(d) of the Exchange Act), (ii) a change in the composition of the Board to less than a majority of incumbent directors (as defined in the agreement), or (iii) the approval by the Company's shareholders of either a business combination with any other person or group, other than a merger or consolidation that would result in the Common Stock outstanding immediately prior thereto representing at least 50% of the Common Stock of the surviving entity outstanding immediately thereafter, or a plan of liquidation or sale or disposition of all or substantially all of the Company's assets.

Compensation of Directors

         Each member of the Board who was not an employee of the Company or any of its subsidiaries is paid (i) $500 for attendance at each Board meeting and
(ii) $150 for attendance at each meeting of a committee of the Board of which he or she is a member. Effective February 2000, directors are also compensated for meetings conducted by teleconference at the same rates. In addition, each director is paid an annual fee of $4,000. Employee members of the Board are not paid separately for their service on the Board or its committees.


                             DESIGNATION OF AUDITORS

         The Board has designated KPMG LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2000, subject to shareholder ratification. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

         The principal function of KPMG LLP is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the SEC and to conduct limited reviews of the financial statements included in each of the Company's quarterly reports. The Company engaged the services of KPMG LLP as its independent accountants as of June 26, 1997.

                              FINANCIAL STATEMENTS

         A copy of the Company's Annual Report on Form 10-K for the period ended December 31, 1999, to be filed with the SEC, will be provided on written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to:

                              Shareholder Relations
                        Southern Financial Bancorp, Inc.
                                37 E. Main Street
                            Warrenton, Virginia 20186



                        PROPOSALS FOR 2001 ANNUAL MEETING

         Any shareholder desiring to make a proposal to be acted upon at the 2001 Annual Meeting of shareholders must present such proposal to the Company at its principal office at 37 E. Main Street, Warrenton, Virginia, not later than November 26, 2000, as required by the regulations of the SEC, in order for the proposal to be considered for inclusion in the Company's proxy statement. The Company anticipates holding the 2001 Annual Meeting on April 27, 2001.


                                  OTHER MATTERS

         The Board is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                             By Order of the Board of Directors

                                             /s/ Richard Steele

                                             Richard Steele
                                             Secretary

                                                                                        Please mark your      [X]
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                   votes as indicated in
                                                                                        this example

The undersigned hereby appoints Mary F. Henward, Georgia S. Derrico, and William
H. Lagos, jointly and severally, as proxies (and if the undersigned is a proxy, as substitute), each with the power to act alone and to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated below, all of the shares of Common Stock of Southern
Financial Bancorp, Inc. (the "Corporation") held of record by the undersigned on February 24, 2000 at the Annual Meeting of Shareholders to be held on April 27,
2000 or any adjournment thereof.

1. To elect four directors for a three-year term.                    2. To elect one director for a one-year term.

[ ] FOR all nominees listed below     [ ] WITHHOLD AUTHORITY            [ ] FOR the nominee listed below [ ] WITHHOLD AUTHORITY
    (except as marked to the contrary)    to vote for all nominees                                           to vote for the nominee

     John C. Belotti, Neil J. Call, David de Give, R. Roderick Porter                   Richard E. Smith


(INSTRUCTION: To withhold authority to vote for any individual       3. To ratify the designation of KPMG LLP as the Corporation's
nominee, write the name of the nominee on the space provided below.)    auditors for the fiscal year ending December 31, 2000.

                                                                        [ ] FOR                 [ ] AGAINST              [ ] ABSTAIN

WITHHELD FOR:
                                                                     4. In their discretion, the proxies are authorized to vote upon
________________________________________________________________        any other business that may properly come before the
 _________________________________________________________________      meeting, or any adjournment thereof.
|                                                                 |
|                                                                 |
|                                                                 |
|                                                                 |
|                                                                 |
|_________________________________________________________________|

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEMS 1 AND 2 AND FOR ITEM 3.

Signature_____________________________________________ Signature_____________________________________________Date___________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.